UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2014

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2014 Annual Meeting of Stockholders of Kinder Morgan, Inc. (“KMI”) was held on May 19, 2014. A total of 909,119,176 shares of KMI’s common stock entitled to vote were present in person or represented by proxy at the meeting, constituting a quorum for the transaction of business. At the meeting, KMI stockholders were asked to vote on the following proposals: (i) election of eleven nominated directors to KMI’s Board of Directors; (ii) ratification of the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2014; and (iii) three stockholder proposals, which related to (1) a report on KMI’s response to climate change; (2) a report on methane emissions and pipeline maintenance; and (3) an annual sustainability report. Final voting results are presented below.
Proposal One – Election of Directors

KMI stockholders elected eleven director nominees, each to serve until KMI’s 2015 annual meeting or, if earlier, election and qualification of his or her successor.

Nominee	For	Witheld	Broker Non-Votes
Richard D. Kinder	727,027,354	17,986,216	164,105,605
Steven J. Kean	732,204,786	12,808,784	164,105,605
Anthony W. Hall, Jr.	741,666,280	3,347,291	164,105,605
Deborah A. Macdonald	738,906,315	6,107,256	164,105,605
Michael J. Miller	739,724,349	5,289,222	164,105,605
Michael C. Morgan	742,621,398	2,392,173	164,105,605
Fayez Sarofim	740,600,153	4,413,417	164,105,605
C. Park Shaper	742,973,405	2,040,165	164,105,605
Joel V. Staff	739,702,507	5,311,063	164,105,605
John M. Stokes	742,693,668	2,319,903	164,105,605
Robert F. Vagt	739,815,521	5,198,049	164,105,605

Proposal Two – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2014.

For	Against	Abstain	Broker Non-Votes
898,684,564	9,358,695	1,075,916	0

Proposal Three – Report on KMI’s Response to Climate Change

KMI stockholders did not approve the stockholder proposal relating to a report on KMI’s response to climate change.

For	Against	Abstain	Broker Non-Votes
186,279,931	502,913,481	55,820,151	164,105,605

Proposal Four – Report on Methane Emissions and Pipeline Maintenance

KMI stockholders did not approve the stockholder proposal relating to a report on methane emissions and pipeline maintenance.

For	Against	Abstain	Broker Non-Votes
119,484,367	554,398,846	71,130,356	164,105,605

Proposal Five – Annual Sustainability Report

KMI stockholders did not approve the stockholder proposal relating to an annual sustainability report.

For	Against	Abstain	Broker Non-Votes
164,468,462	509,337,720	71,207,388	164,105,605

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 21, 2014	By:	/s/ Adam Forman
Adam Forman Vice President and Secretary

4